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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):   November 24, 2000





                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                      0-18114                  41-1612861
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


                               7100 Shady Oak Road
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 941-8687
                         (Registrant's telephone number)
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Item 5.  Other Events.

         VirtualFund.com, Inc. issued the following press releases:

         1). VirtualFund Places CEO on Leave of Absence, Appoints Robert L. Kelly as Acting CEO, November 24, 2000.

         2). VirtualFund Announces Review of Operations and Business Plan, November 27, 2000.

         3). Acting Senior Officers Named; VirtualFund Announces Number of Actions, December 4, 2000

         4). VirtualFund Hires Two Independent Investigators to Examine E-Business Strategy, Trace Relayed Party Transactions, December 5, 2000

         5). Court Denies Masters' Suit for Temporary Restraining Order; Nasdaq Trading Suspension Extended; Lawsuit Filed by Manugistics, December 6, 2000



Item 7 (c).  Exhibits.

         Exhibit 99.1 Press Release dated November 24, 2000.

         Exhibit 99.2 Press Release dated November 27, 2000.

         Exhibit 99.3 Press Release dated December 4, 2000.

         Exhibit 99.4 Press Release dated December 5, 2000.

         Exhibit 99.5 Press Release dated December 6, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIRTUALFUND.COM, INC.
                                                     (Registrant)

Dated:  December 8, 2000                    By:  /s/  Joseph Beckman
                                               -----------------------------

                                            Name:  Joseph Beckman

                                            Title:  Secretary

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                              VIRTUALFUND.COM, INC.
                              EXHIBITS TO FORM 8-K
                                DECEMBER 8, 2000

The following exhibits are filed with this Form 8-K:

         Exhibit 99.1 Press Release dated November 24, 2000.

         Exhibit 99.2 Press Release dated November 27, 2000.

         Exhibit 99.3 Press Release dated December 4, 2000.

         Exhibit 99.4 Press Release dated December 5, 2000.

         Exhibit 99.5 Press Release dated December 6, 2000.

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